UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 14, 2004
(Date of earliest event reported)



                        Asset Backed Funding Corporation
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            (Exact name of registrant as specified in its charter)

      Delaware                      333-108551               75-2533468
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(State or other jurisdiction   (Commission File No.)       (IRS Employer
of incorporation)                                       Identification No.)


      201 North Tryon Street, Charlotte, North Carolina          28255
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Address of principal executive offices                         (Zip Code)

Registrant's telephone number, including area code           (704) 386-2400
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

Attached as an exhibit is the mortgage insurance policy issued by PMI Mortgage Insurance Co. in connection with ABFC Asset-Backed Certificates, Series 2004-OPT5.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Mortgage Insurance Policy issued
                                                by PMI Mortgage Insurance Co. in
                                                connection with ABFC
                                                Asset-Backed Certificates,
                                                Series 2004-OPT5

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


October 14, 2004

                                   By:    /s/ Kirk B. Meyers
                                          ------------------------------
                                   Name:  Kirk B. Meyers
                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                               Paper (P) or
Exhibit No.             Description                            Electronic (E)
-----------             -----------                            --------------

   (99)                 Mortgage Insurance Policy                    E
                        issued by PMI Mortgage Insurance Co.
                        in connection with ABFC Asset-Backed
                        Certificates, Series 2004-OPT5